INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED SEPTEMBER 30, 2020 TO THE PROSPECTUSES
DATED DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco RAFITM Strategic US ETF (IUS)
Invesco RAFITM Strategic US Small Company ETF (IUSS)
(each, a “Fund” and collectively, the “Funds”)
Effective November 1, 2020, the number of shares in a Creation Unit for each Fund will be decreased from 50,000 to 25,000. Therefore, effective November 1, 2020, all references to “50,000 Shares” with respect to the number of shares comprising a Creation Unit of a Fund are removed and replaced with “25,000 Shares.”
Please Retain This Supplement for Future Reference.
P-STRAT-PRO-1-SUP-5 093020